UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2014 (February 3, 2014)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed, Vanguard Natural Resources, LLC (“Vanguard” or the “Company”), through its wholly-owned subsidiary, Encore Energy Partners Operating, LLC (“Encore”), completed the acquisition of natural gas and oil assets in the Pinedale and Jonah fields located in Southwestern Wyoming on January 31, 2014 (the “Pinedale Acquisition”).

This current report on Form 8-K/A (“Amendment No. 2”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Vanguard on February 3, 2014, as amended by the Current Report on Form 8-K/A filed with the SEC by Vanguard on April 4, 2014 (“Amendment No. 1”), in connection with the Pinedale acquisition. The Current Report on Form 8-K filed on February 3, 2014 is being amended by this Amendment No. 2 to update the unaudited pro forma financial information provided related to the Pinedale Acquisition, which has been prepared in accordance with Article 11 of Regulation S-X. No other amendments to the Form 8-K filing on February 3, 2014, as amended by Amendment No. 1, are being made by this Amendment No. 2.

References in this current report to “us,” “we,” “our,” the “Company,” “Vanguard” or “VNR” are to Vanguard Natural Resources, LLC and its subsidiaries.

Item 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

•
The unaudited pro forma combined statement of operations of the Company for the six months ended June 30, 2014 and year ended December 31, 2013 and the notes thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

•	The summary pro forma combined oil, natural gas and natural gas liquids reserve data of the Company as of December 31, 2013 is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Unaudited pro forma combined statement of operations of Vanguard Natural Resources, LLC for the six months ended June 30, 2014 and year ended December 31, 2013.

Exhibit 99.2	Summary pro forma combined oil, natural gas and natural gas liquids reserve data of Vanguard Natural Resources, LLC for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
September 10, 2014		(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Unaudited pro forma combined statement of operations of Vanguard Natural Resources, LLC for the six months ended June 30, 2014 and year ended December 31, 2013.

Exhibit 99.2	Summary pro forma combined oil, natural gas and natural gas liquids reserve data of Vanguard Natural Resources, LLC for the year ended December 31, 2013.